UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event

reported): _____June 14, 2005___

Florida Public Utilities Company

(Exact Name of Registrant as Specified in Charter)

Florida _ (State or Other Jurisdiction of Incorporation)	_ 001-10608 _ (Commission File Number)	_59-0539080_ (I.R.S. Employer Identification No.)

401 South Dixie Highway, West Palm Beach, Florida	33401
(Address of Principal Executive Offices)	(Zip Code)
(561) 832-0872

Registrant's telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02

Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On June 14, 2005, Troy W. Maschmeyer was elected by the Board of Directors as an additional member to the Florida Public Utilities Company’s Board of Directors, effective June 14, 2005. At the time of his election, no determination had been made with respect to service by Mr. Maschmeyer on any committee of the board of directors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Florida Public Utilities Company

(Registrant)

Date: _June 17, 2005_____

By:   /s/ John T. English_________________

      Name:  John T. English

Title: President and Chief Executive Officer